UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 21, 2023
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 2.02. Results of Operations and Financial Condition
This Current Report on Form 8-K is being furnished to include supplemental unaudited historical information (furnished hereunder as Exhibit 99 and incorporated herein by reference) that was updated as a result of the following:
•Changes in the measure of segment operating performance used by 3M’s chief operating decision maker impacting 3M’s segment reporting.
•Changes to non-GAAP measures - certain amounts adjusted for special items, adjusted free cash flow, adjusted free cash flow conversion, and adjusted EBITDA. The information reflects expanding the extent of special item adjustments to include the sales and estimates of income (including exit costs) and associated activity regarding manufactured PFAS products.

The Company did not operate using the new measure of segment operating performance until the first quarter of 2023 and will begin to report comparative results under this basis with the filing of its Quarterly Report on Form 10-Q for the quarter ending March 31, 2023. Until 3M’s interim financial statements as of and for the quarter ending March 31, 2023 are issued, amounts on the updated basis are not in accordance with U.S. GAAP and, as a result, are considered non-GAAP measures.
The Company is furnishing this information as it believes it is useful to investors to aid in understanding, on a timely basis, the impacts of these changes on historical periods as they prepare to consider 3M’s future results on the updated basis.
As used herein, the term “3M” or “Company” includes 3M Company and its subsidiaries unless the context indicates otherwise. The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking information about 3M's financial results and estimates and business prospects that involve substantial risks and uncertainties that could cause actual results to differ materially. Forward-looking statements relate to future events and typically address the Company’s expected future business and financial performance. Words such as “plan,” “expect,” “aim,” “believe,” “project,” “target,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “forecast” and other words and terms of similar meaning, typically identify such forward-looking statements. In particular, these include, among others, statements relating to:
•worldwide economic, political, regulatory, international trade, geopolitical, capital markets and other external conditions, such as interest rates, monetary policy, financial conditions of our suppliers and customers, trade restrictions such as tariffs and retaliatory counter measures, inflation, recession, military conflicts, and natural and other disasters or climate change affecting the operations of the Company or our suppliers and customers,
•risks related to unexpected events such as the public health crises associated with the coronavirus (COVID-19) global pandemic,
•liabilities and the outcome of contingencies related to certain fluorochemicals known as "PFAS," as well as matters related to the Company's plans to discontinue the use of PFAS,
•the Company’s strategy for growth, future revenues, earnings, cash flow, uses of cash and other measures of financial performance, and market position,
•competitive conditions and customer preferences,
•foreign currency exchange rates and fluctuations in those rates,
•new business opportunities, product and service development, and future performance or results of current or anticipated products and services,
•fluctuations in the costs and availability of purchased components, compounds, raw materials and energy,
•information technology systems including implementation of an enterprise resource planning (ERP) system,
•security breaches and other disruptions to information technology infrastructure,
•the scope, nature or impact of acquisition, strategic alliance and divestiture activities,
•operational execution, including inability to generate productivity improvements as estimated,
•future levels of indebtedness, common stock repurchases and capital spending,
•future access to credit markets and the cost of credit,
•pension and postretirement obligation assumptions and future contributions,
•asset impairments,
•tax liabilities and effects of changes in tax rates, laws or regulations,
•the proposed spin-off of the Company's Health Care business to establish two separate public companies,
•the voluntary chapter 11 proceedings initiated by the Company's Aearo Entities, and
•laws and regulations, as well as legal compliance risks (including third-party risks), and legal and regulatory proceedings related to the same, including with regards to environmental matters and product liability, in the United States and other countries in which we operate.
For details of the risks stated above, see Part I, Item 1A “Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2022. The Company assumes no obligation to update or revise any forward-looking statements.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99
Supplemental unaudited historical business segment, disaggregated revenue, and non-GAAP measure information (furnished pursuant to Item 2.02 hereof) reflecting changes effected during the first quarter of 2023 relative to the measure of segment operating performance and calculations of certain non-GAAP measures.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Monish Patolawala

Monish Patolawala,
Executive Vice President, Chief Financial and Transformation Officer (Principal Financial Officer)
Dated: February 21, 2023